COLUMBIA FUNDS SERIES TRUST

Supplement dated October 9, 2009 to the following Funds’ Prospectuses dated January 1, 2009, as supplemented and Statement of Additional Information dated January 1, 2009, as revised October 9, 2009

Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

Supplement dated October 9, 2009 to the following Fund’s Prospectus and Statement of Additional Information dated August 1, 2009, as supplemented Columbia Daily Cash Reserves

(each, a “Fund” and collectively, the “Money Market Funds”)

1. The following disclosure is added to each Fund’s Prospectuses and Statement of Additional Information:

On September 29, 2009, Bank of America Corporation, the indirect parent company of Columbia Management Advisors, LLC, entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction does not include a sale of the part of the asset management business that advises the Money Market Funds.

2. With respect to the Prospectuses for each of Columbia California Tax-Exempt Reserves, Columbia Cash Reserves, Columbia Connecticut Municipal Reserves, Columbia Daily Cash Reserves, Columbia Massachusetts Municipal Reserves, Columbia Money Market Reserves, Columbia Municipal Reserves, Columbia New York Tax-Exempt Reserves and Columbia Tax-Exempt Reserves only:

The U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) expired on September 18, 2009 and will not be further extended by the Department of the Treasury. Accordingly, as of the close of business of the Fund on September 18, 2009, the Program will no longer provide any guarantee against any loss to shareholders with respect to Fund shares. Prior Fund prospectus supplements dated April 13, 2009 and August 5, 2009 regarding coverage under the Program are hereby replaced.

3. With respect to each Fund, the disclosures set forth in the section of the Prospectus entitled “Principal Risks – Money Market Fund Risk” are deleted in their entirety and replaced with the following:

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions.

The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share.

At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share.

The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

Shareholders should retain this Supplement for future reference.

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